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                                                                    EXHIBIT 10.5


                  THIRD AMENDMENT TO LETTER OF CREDIT AGREEMENT

     This Amendment dated as of June 30, 1998 is between Bank of America National Trust and Savings Association (the "Bank") and Williams-Sonoma, Inc. (the "Borrower").

                                    RECITALS

     A. The Bank and the Borrower entered into a certain Letter of Credit Agreement dated as of June 1, 1997 (as previously amended, the "Agreement").

     B. The Bank and the Borrower desire to amend the Agreement.

                                    AGREEMENT

     1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Agreement.

     2. Amendment. The Agreement is hereby amended as follows:

          2.1 The definition of "Expiration Date" is amended to read as follows:

                      "Expiration Date" means May 31, 1999.

          2.2 In Paragraph 2.2 of the Agreement, the amount "Fifty Million Dollars ($50,000,000)" is substituted for the amount "Thirty-Five Million Dollars ($35,000,000)."

     3. Representations and Warranties. When the Borrower signs this Amendment, the Borrower represents and warrants to the Bank that the representations and warranties in Article 5 of the Agreement, as applied to the Agreement as amended hereby, are true and correct as of the date of this Amendment as if made on the date of this Amendment;

     4. Conditions. This Amendment will be effective when the Bank receives the following items, in form and content acceptable to the Bank:

          (a) Evidence that the execution, delivery, and performance by the Borrower of this Amendment and any instrument or agreement required under this Amendment have been duly authorized;

          (b) A Guarantor Acknowledgment and Consent in the form attached hereto.

     5. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.



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          This Amendment is executed as of the date first stated above.



BANK OF AMERICA NATIONAL                    WILLIAMS-SONOMA, INC.
TRUST AND SAVINGS ASSOCIATION



By   /s/ Hagop V. Bouldoukian               By  /s/ W. Howard Lester
  --------------------------------            ----------------------------------
  Hagop V. Bouldoukian                        W. Howard Lester
  Vice President                              Chief Executive Officer



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                            GUARANTOR ACKNOWLEDGMENT
                                   AND CONSENT

The undersigned, each a guarantor with respect to the Borrower's obligations to the Bank under the Agreement, each hereby (i) acknowledge and consent to the execution, delivery and performance by the Borrower of the foregoing Third Amendment to Letter of Credit Agreement, and (ii) reaffirm and agree that the guaranty to which the undersigned is party is in full force and effect, and guaranties all of the obligations of the Borrower under the Agreement, as amended.

     Dated as of June 30, 1998              WILLIAMS-SONOMA STORES, INC.

                                            By /s/ Jerry S. B. Dratler
                                              ----------------------------------
                                              Jerry S. B. Dratler
                                              Assistant Secretary

                                            HOLD EVERYTHING, INC.

                                            By /s/ Jerry S. B. Dratler
                                              ----------------------------------
                                              Jerry S. B. Dratler
                                              Assistant Secretary


                                            CHAMBERS CATALOG
                                            COMPANY, INC.

                                            By /s/ Jerry S. B. Dratler
                                              ----------------------------------
                                              Jerry S. B. Dratler
                                              Assistant Secretary

                                            GARDENER'S EDEN, INC.

                                            By /s/ Jerry S. B. Dratler
                                              ----------------------------------
                                              Jerry S. B. Dratler
                                              Assistant Secretary

                                            POTTERY BARN EAST, INC.

                                            By /s/ Jerry S. B. Dratler
                                              ----------------------------------
                                              Jerry S. B. Dratler
                                              Assistant Secretary



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